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                                                              EXHIBIT 99.B(j)(2)



                          INDEPENDENT AUDITORS' CONSENT


The Board of Trustees and Shareholders:
ING Investors Trust


We consent to the use of our reports dated February 16, 2004 incorporated herein by reference and to the references to our firm under the headings "More Information" and "Financial Highlights" in the Prospectuses and "Independent Auditors" in the Statements of Additional Information.

                                            /s/ KPMG LLP


Boston, Massachusetts
April 28, 2004